ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement dated this 22 day of August, 2016, between and among BEO ITS, INC., a corporation of the Dominion of Canada and its principals DR. MICHEL AUBE and DANNY GERMAIN, collectively the “Seller”, all of the province of Quebec, Canada; and EARTH SCIENCE TECH, INC., a Nevada corporation doing business in the State of Florida located at C1702 Costa Del Sol, Boca Raton, FL 33432, “Purchaser”,

W I T N E S S E T H THAT:

WHEREAS, Seller is engaged in the business of conceiving, creating and marketing medical products, devices and methodologies; and

WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser substantially all of the assets, properties, rights and business of Seller upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION I

PURCHASE AND SALE OF ASSETS

1.01 General Parameters. At the Closing, as defined in paragraph 3.01, and subject to the terms and conditions of this Agreement, Seller shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from Seller, all of Seller’s right, title, and interest in the assets of Seller set forth below (hereinafter collectively referred to as the “Assets”) owned or held for use by Seller as of the date hereof, with only such additions thereto and deletions therefrom as permitted pursuant to the provisions of this Agreement and as shall occur in the ordinary course of business and consistent with prior practices between the date hereof and the Closing. The Assets include any and all patents, patents pending, inventions, know-how, contracts, relationships, agreements, trade secrets and intellectual property of any type, kind, nature or description related to any medical devices, tests, vaccines and, without limiting the foregoing, medical devices used for the detection of Chlamydia or other sexually transmitted infections or diseases and -

(a) all rights of Seller under the contracts, agreements, sales and purchase orders, and commitments of Seller, including but not limited to those set forth on Schedule 1.01(a) (hereinafter the “Contracts”);

(b) All of Seller’s rights to any corporate or product names, trade names and designation whether officially registered or not including trade names, slogans, and logos, if any, to which Seller has or under which Seller does business, including but not limited to those set forth on Schedule 1.01(b);

(c) the rights to all of Seller’s telephone numbers and directory listings, including but not limited to those set forth on Schedule 1.01(c);

(d) Seller’s customer lists, sales records, advertising materials, price lists, catalogue files, books, records and documents relating to the Assets or to the business of Seller;

(e) all of the machinery and equipment, furniture and fixtures, leasehold improvements, office equipment and vehicles owned by or held for use in the business by Seller, including but not limited to those set forth on schedule 1.01(e);

(f) all of Seller’s inventory of raw materials, work in process, saleable product and related supplies, including but not limited to those set forth on Schedule 1.01(f);

(g) all of Seller’s patents, patent documents, and information relevant to patents and patenting, trade secrets, know-how, licenses and permits relating to the Assets or to the business of Seller and set forth on Schedule 1.01(g) to include, without limitation any and all conceptual information as to products under development and/or in the planning stages.

(h) all of the goodwill of Seller relating to the Assets or to the business of Seller.

1.02 Assignment of Contracts; Transfer of Assets. At the Closing, Seller shall assign to Purchaser all of Seller’s rights under the Contracts. The sale, assignment, conveyance and transfer of the Assets, as herein provided, shall be effected at the Closing by the execution and delivery by Seller of (i) a Bill of Sale, suitably drawn and approved; (ii) an Assignment and Assumption of the Contracts, in a form acceptable to counsel; and (iii) an Assignment of the tangible assets in the ordinary and usual form; and a suitable and effective instrument conveying the identified patents and all rights arising in, our or as a result thereof together with all incidental technology, know-how and trade secrets, if any.

1.03 Excluded Assets, Collection Fee. All assets and property of Seller, tangible or intangible, relating to the business of Seller, unless specifically set forth on Schedule 1.03 (such listed excluded assets hereinafter referred to as the “Excluded Assets”), as of the date hereof and as of the Closing, shall be included in the sale of Assets hereunder. The Assets comprise all of the assets and property, tangible and intangible, relating to the business of Seller, except for the Excluded Assets. It is agreed that if Purchaser should, after Closing, collect any accounts receivable having accrued to the benefit of Seller prior to Closing Purchaser shall forthwith remit same to Seller with no deductions or retentions.

1.04 Liabilities Not Assumed. Other than to assume the obligations to be performed by seller under the Contracts subsequent to the Closing Date, Purchaser shall not and does not assume, or take subject to any liabilities or obligations of Seller. Without limiting the generality of the foregoing, Purchaser shall not be deemed by anything contained in this Agreement to have assumed, and does not assume:

(a) any liability of Seller for national, state or local taxes of any nature or description;

(b) any obligation of Seller to Seller’s employees for severance, vacation, sick or other pay, whether under a collective bargaining agreement, employment agreement or otherwise, it being expressly understood that Purchaser shall be under no obligation to hire any of Seller’s present employees;

(c) any liability or obligation of Seller for damages in respect of any breach or default in the performance of the Contracts before the date of Closing;

(d) any liability or obligation, contingent or otherwise, of Seller arising out of any threatened or pending claim, investigation, litigation or proceeding;

(e) any liability or obligation of Seller for defects in products sold by Seller before the date of Closing;

(f) any accrued obligations of Seller in connection with the Excluded Assets or Seller’s insurance policies;

(g) any liability or obligation of Seller in respect of any pension or profit-sharing plan of Seller;

(h) any liability or obligation of Seller to any bank or finance company or to any person or entity under any note, mortgage, bond, covenant, agreement or instrument for the payment of money;

(i) any liability or obligation of Seller for accounts payable or amounts owed to trade creditors;

(j) any obligation or liability of Seller for amounts owed to Shareholders;

(j) any obligation or liability of Seller for amounts owed to any other person.

1.05 Risk of Loss with Seller. Risk of loss in the event of damage to or the partial or complete destruction or loss of the Assets purchased and sold hereunder prior to the Closing shall be borne by Seller.

SECTION 2

PURCHASE PRICE

2.01 Purchase Price. The purchase price for the Assets is and shall be 225,000 of Purchaser’s restricted common stock (payable within 30 days of closing) together with $9,255.00 (United States Dollars) (payable within 60 days of closing). Payment may be made by any subsidiary or affiliate corporation currently existing or hereafter established by Purchaser. Seller may assign all or any of the shares received to any third party. All shares issued to Seller for the Purchase Price shall be restricted as required by United States law, whereby such shares cannot be sold for a minimum of twelve (12) months from the date of issuance as well as an agreed lock-up/leak-out agreement.

SECTION 3

EMPLOYMENT AGREEMENT

Seller Dr. Michel Aube and Purchaser shall enter into an exclusive employment agreement for a period of five (5) years which shall include non-compete provisions surviving of the termination of employment. Based upon performance, Dr. Aube shall be entitled to a base salary of $89,000 CAD for the first year plus an allocation of 500$ CAD monthly for a car and stock or option bonus on a quarterly basis. The employment agreement shall be assignable to any subsidiary or affiliate corporation currently existing or hereafter established by Purchaser.

SECTION 4

THE CLOSING

4.01 Time and Place. The Closing of the purchase and sale of the Assets (the “Closing”) shall take place at 4 p.m., on August 22, 2016 or on such other date as shall be agreed upon between Purchaser and Seller (the “Closing Date”), at the offices of Purchaser. Closing may be accomplished by mail or other informal means as convenience dictates and in a manner which will best facilitate the objectives of the transaction.

4.02 Matters to Take Place and Documents to be Delivered at the Closing.

(a) Deliveries by Seller and Seller’s Ownership. At the Closing, Seller and its Owners shall deliver or cause to be delivered to Purchaser the following:

(i) A Bill of Sale for any tangible assets sold hereunder, in standard and acceptable form.

(ii) An Assignment and Assumption Agreement for the Contracts assigned and assumed hereunder, in standard and acceptable form.

(iii) An assignment for any intangible assets assigned hereunder, in standard and acceptable form.

(iv) An assignment of the patents herein identified in acceptable and fully effective form, which assignments shall include all related technology, know-how and industrial art and all rights arising therein and therefrom, unconditionally. No final assignment shall be required to take place until all conditions are met and secured.

(v) A certified copy of the resolutions of Seller’s managing authority and performance thereof.

(vi) A good standing certificate of Seller issued by the appropriate authority of the Dominion of Canada as of a recent date not more than sixty (60) days prior to the Closing Date.

(vii) The original customer lists and business records, books, catalogues and files of Seller and all other documents, memoranda and other records relating to the business of Seller or to the Assets.

(viii) A certificate of the managing authority of Seller certifying that Seller has performed all obligations to be performed by Seller prior to the Closing, and that the representations and warranties of Seller set forth herein are true, correct and complete as of the date hereof and as of the Closing Date.

(ix) If required by Purchaser, an opinion of Seller’s counsel, satisfactory to Purchaser, covering the matters set forth in paragraphs 4.01, 4.02, 4.03, 4.04, 4.13 and 4.14 below.

(x) Such other certificates, documents or instruments of transfer as shall be deemed reasonably necessary or desirable by counsel for Purchaser in order to assign, transfer, convey and deliver to Purchaser title to the Assets.

(xi) Updated Schedules 1.01(a), (b) and (c) reflecting the Contracts, trade names and telephone numbers, respectively of Seller as of the Closing Date.

(b) Deliveries by Purchaser. At the Closing, Purchaser shall deliver to Seller the following:

(i) A certified copy of the resolutions of Purchaser’s managing authority authorizing Purchaser’s execution and delivery of this Agreement and any related agreements to which Purchaser is a party (all of which agreements, including this Agreement, are referred hereafter as the “Purchaser Agreements”) and the performance of the transactions contemplated therein.

(ii) The Assignment and Assumption Agreement, duly executed by Purchaser;

 (iii) A certificate of the managing authority of Purchaser certifying that Purchaser has performed all obligations to be performed by Purchaser prior to the Closing, and that the representations and warranties of Purchaser set forth herein are true, correct and complete as of the date hereof and as of the Closing Date.

 (iv) If required, an opinion of Purchaser’s counsel, satisfactory to Seller, covering the matters set forth in paragraph 5.01, 5.02 and 5.03.

(v) Such other certificates, documents and instruments of transfer as shall be deemed reasonably necessary or desirable by counsel for Seller in order to assign, transfer, convey and deliver to Purchaser, title to the Assets.

(vi) A duly approved non-compete and non-disclosure agreement reflecting the undertakings contained in this Agreement.

SECTION 5

DEVELOPMENTAL PARAMETERS

5.01 The Seller shall undertake, furnish, provide and accomplish the objectives set forth in Schedule “A” hereto at the Closing date or no later than twelve (12) months thereafter. If the Seller shall fail to do so the shares assigned as part of the purchase price shall be cancelled and revoked at the sole and exclusive option of Purchaser. The shares delivered at Closing shall contain a legend reflecting such a qualification.

SECTION 6

REPRESENTATIONS AND WARRANTIES

OF SELLER AND SHAREHOLDERS

Seller and Ownership, jointly and severally, hereby represent and warrant to Purchaser as follows:

6.01 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Dominion of Canada and has all requisite corporate power to carry on its business as it is now being conducted. Seller is not qualified to do business, is not conducting business and does not own or lease any real property located in any other Dominion.

6.02 Authority; Execution and Delivery. The execution and delivery of the Seller Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and effectively authorized by Seller’s Board of Directors and Shareholders. No other corporate proceedings on the part of Seller are necessary to authorize the Seller Agreements or the transaction contemplated hereby or thereby. This Agreement has been, and the Seller Agreements at the Closing will be, duly executed and delivered by Seller and Shareholders, and this Agreement constitutes, and at the Closing the Seller Agreements will constitute, the legal, valid and binding obligations of Seller and Shareholders enforceable against each of them in accordance with the respective terms of the Seller Agreements, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general or general principles of equity.

6.03 No Conflict. The execution and delivery by Seller and Shareholders of this Agreement does not, and at the Closing the execution and delivery of the Seller Agreements will not, and the consummation by Seller and Shareholders of the transactions contemplated hereby and thereby will not (i) constitute a violation of, or conflict with, any provision of Seller’s Certificate of Incorporation or By-Laws, (ii) require the consent, approval, permission or other authorization of, or by, or the filing or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority, and (iii) conflict with, or result in the breach, modification or termination of, require the consent or authorization of, or waiver by, or the filing with, any other parties, or result in the creation of any lien, security interest, charge or encumbrance of any nature whatsoever upon the Assets sold and purchased hereunder, or constitute a default under any license, franchise, contract, lease or other instrument to which Seller is a party or by which any of the Assets are bound.

6.04 Title to Assets. Seller has good and marketable title to all of the Assets, free and clear of all liens, security interests, charges and encumbrances of any nature whatsoever, and Purchaser will, at the Closing, acquire good and marketable title to all of the Assets, free and clear of all liens, security interests, charges and encumbrances.

6.05 Name. Seller has the sole and exclusive right to use the Name in the conduct of its business, and no proceedings have been instituted, are pending or threatened which challenge Seller’s rights to the Name.

6.06 Tax Matters. Seller has filed all tax returns required to be filed by Seller when due with all appropriate federal, state, county, local or other governmental tax authorities. The information contained on such tax returns is complete and accurate, and all taxes due thereon have been paid when due. Seller has not been advised of any proposal to file a tax lien against Seller or any of the Assets. Neither the Internal Revenue Service nor any other taxing authority is now asserting or threatening to assert any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith against Seller.

6.07 No Brokers. Neither Seller nor any of the Shareholders have entered into, or will enter into any agreement, arrangement or understanding with any person or entity which will result in the obligation of Purchaser, Seller or Shareholders to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby or by any related agreements.

6.08 Contracts. The Contracts constitute all of the contracts and agreements to which Seller is a party. Each of the Contracts is in full force and effect, all of the services performed by Seller with respect to each Contract have been performed in a good and workmanlike manner in accordance with accepted commercial standards, free from any known error or omission; Seller is not, in default thereunder, no notice of an alleged default has been received by Seller, no other party thereto is in default or alleged to be in default thereunder, and there exists no condition or event which, after the giving of notice or the passage of time or both, would constitute a default by any party thereto.

6.09 Insurance. Policies of product liability are in effect with respect to Seller; will remain in effect through the Closing Date; are valid, outstanding and enforceable policies; and provide adequate insurance coverage for the property, Assets and business of Seller. Schedule 4.12 set forth the insurance policies which are currently in effect, and list the policy number, type and amount of coverage, the issuing company and the date of expiration of each such policy.

6.10 Compliance with Laws.

(a) The business of Seller has been and is now being operated, and Seller’s products have been sold, if at all in compliance with all applicable governmental laws, rules, regulations and ordinances (federal, state, local and foreign), including, without limitation, laws relating to fair trade, antitrust, consumer protection, equal opportunity and labor and securities matters. There are no licenses or permits relating to the business or the Assets which, if not obtained and maintained in full force and effect, could adversely affect the Assets.

` (b) The Assets and business of Seller comply in all material respects with all applicable federal, state and/or local environmental, health and safety statutes and regulations; (ii) neither the Assets nor business of Seller is subject to any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulations; and (iii) neither the Assets nor business of Seller is the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to the release of any hazardous or toxic waste, substance or constituent, or other substance into the environment.

6.11. No Litigation. There is no litigation or proceeding (including labor strikes or proceedings and governmental investigations) pending or, to the knowledge of Seller, threatened, against Seller in connection with Seller’s properties, business or the Assets, nor does Seller know, or have reasonable grounds to know, of any basis for such action.
SECTION 7

REPRESENTATIONS AND WARRANTIES BY PURCHASER

7.01 Organization and Good Standing. Purchaser is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power to carry on its business as it is now being conducted.

7.02 Authority; Execution and Delivery. The execution and delivery of the Purchaser Agreements and the transactions contemplated hereby and thereby have been duly and effectively authorized by the Board of Directors of Purchaser. No other corporate proceedings on the part of Purchaser or its shareholders are necessary to authorize the Purchaser Agreements or the transactions contemplated hereby or thereby. This Agreement has been, and at the Closing the Purchaser Agreements will be, duly executed and delivered by Purchaser; and this Agreement constitutes, and at the Closing the Purchaser Agreements will constitute, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with the respective terms of the Purchaser Agreements, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general or general principles of equity.

7.03 No Conflict. The execution and delivery by Purchaser of this Agreement does not, and at the Closing the execution and delivery by Purchaser of the Purchaser Agreements will not, and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (i) constitute a violation of, or conflict with any provision of Purchaser’s Certificate of Incorporation or By-Laws, (ii) require the consent, approval, permission or other authorization of, or by, or the filing of qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or (iii) conflict with, or result in the modification or termination of, require the consent or authorization of, or waiver by, or the filing with, any other parties, or constitute a default under any license, franchise contract, lease or other instrument to which Purchaser is bound which would adversely affect Purchaser’s ability to consummate the transactions contemplated hereby.

7.04 No Brokers. Purchaser has not entered into, and will not enter into any agreement, arrangement or understanding with any person or entity which would result in the obligation of Purchaser, Seller, or Shareholders to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby or by any related agreements.

SECTION 8

CERTAIN COVENANTS AND AGREEMENTS

PENDING THE CLOSING

8.01 Conduct of Business Pending Closing. Between the date hereof and the Closing Date, except as otherwise approved in writing by Purchaser, Seller shall:

(a) not sell, transfer or dispose of any of the Assets, or make any capital expenditures or other expenditures, other than in the ordinary course of business, except for sales and purchases of inventory made in the ordinary course of business, consistent with past practice.

(b) not mortgage, pledge or create any lien, security interest, charge or encumbrance upon any of the Assets;

(c) operate the business of Seller in the ordinary course, consistent with past practice; not institute unusual or novel methods of purchase or sale or operation; use its best efforts to preserve the business of Seller intact and preserve generally the present relationships with customers of, and suppliers to, Seller.

(d) maintain all of the Assets in good repair and condition;

(e) maintain the books, accounts and records of Seller in the ordinary course, consistent with past practices, comply with all laws, regulations and ordinances applicable to Seller and to the conduct of Seller’s business, and perform all of Seller’s obligations pursuant to the Contracts without default;

(f) not incur or increase any obligation or liability (fixed or contingent) or enter into any contract, agreement or commitment, except normal trade or business obligations incurred in the ordinary course of business consistent with past practices.

(g) not amend the Certificate of Incorporation or By-Laws of Seller; and

(h) give to Purchaser and its agents and representatives free and full access to, and the right to inspect and appraise during normal business hours, all of the premises, properties, assets, records, contracts and other documents relating to Seller’s business, and permit them to consult with the officers, employees, accountants, counsel, agents, customers, vendors and suppliers of Seller for the purpose of making such investigation and appraisal of the business as Purchaser shall desire to make, provided that such investigation shall not unreasonably interfere with Seller’s business operations.

8.02 Further Assurances; Cooperation and Assistance. From time to time after the Closing, at Purchaser’s request and without further consideration, Seller shall (and shall cause its officers, directors, employees, affiliates and agent to) execute and deliver such other instruments of conveyance and transfer and take such action as Purchaser may reasonably request to more effectively assign, convey, transfer to, and vest in, Purchaser, and to put Purchaser in possession and operating control, of all or any part of the Assets being acquired.

8.03 Assignments of Contracts; Consents. Seller shall promptly apply for all authorizations, consents, waivers and approvals required in connection with the assignment of the Contracts and in connection with the consummation of the transactions contemplated hereby.

8.04 Mutual Cooperation. Purchaser, Seller and shareholders shall cooperate fully with each other with respect to, and shall use reasonable efforts to cause, the fulfillment of the conditions to Purchaser’s and Seller’s obligation hereunder.

8.05 Use of Name. Seller shall not use the Name or any derivation thereof or any similar appearing or sounding name after the Closing Date.

SECTION 9

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

Seller’s obligations to consummate the transactions contemplated hereby on the Closing Date are expressly subject to the fulfillment, or the written waiver by Seller, of each of the conditions, deliveries and certifications called for in this Agreement, to-wit:

(a) All of the terms, conditions and covenants of this Agreement to be complied with and performed by Purchaser on or before the Closing Date shall have been complied with and performed by Purchaser in all material respect, and the representations and warranties of Purchaser set forth in this Agreement shall be true, correct and complete in all respects, both on the date of this Agreement and at the Closing, as though such representations and warranties were made again on and as of the Closing Date.

(b) All of the documents to be delivered or caused to be delivered or caused to be delivered by Purchaser and the matters to be completed by Purchaser as provided in Section 3.03(b) shall have been so delivered and completed.

SECTION 10

CONDITIONS PRECEDENT TO

OBLIGATIONS OF PURCHASER

Purchaser’s obligations to consummate the transactions contemplated hereby on the Closing Date are expressly subject to the fulfillment, or the written waiver by Purchaser, of each of the following conditions at or prior to the Closing.

10.01 Compliance with Terms, Conditions and Covenants. All of the terms, conditions and covenants of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been complied with and performed by Seller in all material respects, and the representations and warranties of Seller set forth in this Agreement shall be true, correct and complete in all respects, both on the date of this Agreement and at the Closing, as though such representations and warranties were made again on and as of the Closing Date.

10.02 Delivery of Documents. All of the documents to be delivered or caused to be delivered by Seller and the matters to be completed by Seller as provided in Section 3.03(a) shall have been so delivered and completed.

10.03 Waivers, Consents and Approvals Obtained. Seller shall have received all authorizations, consents, waivers and approvals required in connection with the assignment of the Contracts and the transactions contemplated hereby; provided, however, that if any consents are not obtained by the Closing Date, Seller shall, at the option of Purchaser, obtain for, and provide to, Purchaser the benefits of the applicable Contracts until such consents are obtained.

10.04 Absence of Legal Proceedings. There shall be no actions, suits or legal, administrative, arbitration or other proceedings or governmental investigations pending against Seller before or by any federal, state, or municipal court or other governmental department, commission, board, agency or instrumentality which would have an adverse effect on the Assets or on the business of Seller or which would impede the consummation of the transactions contemplated hereby.

SECTION 11

NATURE AND SURVIVAL OF REPRESENTATIONS AND

WARRANTIES; INDEMNIFCATION; ETC.

11.01 Survival of Representations, Warranties, Covenants, Etc. All representations, warranties and covenants made by the parties hereto in this Agreement shall survive the Closing for the maximum period permitted by law.

11.02 Seller’s Agreement to Indemnify. Seller shall and hereby do, jointly and severally, indemnify and hold Purchaser harmless from and against all claims, actions, liabilities, losses, damages, costs and expenses (including without limitation, reasonable fees and expenses of counsel) (collectively, “Damages”) resulting from (i) any breach of any representation, warranty, covenant or agreement made by Seller (or any of them) in the Seller Agreements, (ii) any claims by third parties relating to (a) Seller or the Assets, (b) the conduct of Seller’s business prior to the Closing, (c) the conduct of Seller’s business subsequent to the Closing which is unrelated to the Assets, (d) any claims made against Purchaser pursuant to, or as result of, the waiver of compliance with the Bulk Sales Act or claims relating to the use by Purchaser of the Name, and (e) any and all liabilities and obligations of Seller which have not been expressly assumed by Purchaser pursuant to the terms of this Agreement.

11.03 Purchaser’s Agreement to Indemnify. Purchaser shall, and hereby does, indemnify and hold Seller harmless from and against all Damages resulting from (i) any misrepresentation or breach of representation, warranty, covenant or agreement made by Purchaser in the Purchaser Agreements, and (iii) any claims by third parties relating to Purchaser or to the conduct of the business by Purchaser subsequent to the Closing.

11.04 Indemnification Procedure. Upon Purchaser or Seller becoming aware of a fact, condition or event which constitutes a claim for which indemnification may be sought, provided that a claim for Damages with respect thereto is to be made against the other party, the party making such claim shall promptly give to the other party written notice of such fact, condition or event.

11.05 Third Party Claims, promptly after the receipt by any party hereto of notice of any claim, action, suit or proceeding of a third party which is subject to indemnification hereunder, such party hereto shall give written notice thereof in reasonable detail to the party obligated to provide indemnification hereunder (the “Indemnifying Party”). The indemnified party shall be entitled to assume and conduct the defense or settlement of such claim, and the Indemnifying Party shall be entitled to participate in the defense or settlement of such matter at its own cost and expense; provided, however, the Indemnifying Party shall be entitled to approve the Indemnifying Party’s choice of counsel, such approval not to be unreasonably withheld or delayed. The parties agree to cooperate in any such defense or settlement transaction, and each shall grant to the other party complete access to the relevant information and reasonable access, during regular business hours upon reasonable notice, to the relevant representative of the other party. The Indemnifying Party shall not be obligated to indemnify the other party hereunder for any settlement entered into without the Indemnifying Party’s prior written consent, which consent shall not be unreasonably withheld or delayed.

SECTION 12

COVENANTS SUBSEQUENT TO THE CLOSING

12.01 Further Assurances; Cooperation and Assistance. From time to time after the Closing, at Purchaser’s or Seller’s request and without further consideration, Seller or Purchaser, as the case may be, shall (and shall cause its officers, directors, employees, affiliates, shareholders and agents to) execute and deliver such other instruments of conveyance and transfer and take such other action as Purchaser or Seller may request to more effectively convey, transfer to, and vest in, Purchaser and to put the Purchaser in possession and operating control of all or any part of the Assets being acquired, and to consummate the transactions contemplated hereby.

12.02 Mutual Cooperation. Purchaser, Seller and Shareholders shall cooperate with each other with respect to, and shall use reasonable efforts to cause, the fulfillment of the conditions to Purchaser’s and Seller’s respective obligations hereunder.

12.03 Use of Name. Seller shall not use the Name or any derivation thereof or similar appearing or sounding name after the Closing Date.

SECTION 13

COST OF PERFORMING OBLIGATIONS

13.01 Cost of Performance. The party obligated to perform any covenant, agreement, condition or term of this Agreement or of any related agreement shall do so at that party’s own expense.

SECTION 14

ASSIGNMENT

14.01 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by Seller, Shareholders or Purchaser; provided, however that Purchaser may assign its rights and delegate its obligations under this Agreement to a corporation to be formed by Purchaser provided that Purchaser.

SECTION 15

NOTICES

15.01 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by certified or registered mail, return receipt requested, with first class postage prepaid, or by overnight delivery service (such as Federal Express) with proof of delivery, addressed to the party as specified below, such notice to be effective upon receipt:

If to Purchaser:	EARTH SCIENCE TECH, INC.
C1702 Costa Del Sol
Boca Raton, FL 33432

If to Seller:

SECTION 16

MISCELLANEOUS

16.01 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same instrument.

16.02 Exclusive Agreement of Parties. This Agreement supersedes all prior agreements and understandings between the parties hereto and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the party to be charged therewith.

16.03 Binding Agreement. This Agreement shall be binding upon and insure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and permitted assigns.

16.04 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.05 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of Florida.

16.06 Waiver of Breach. No waiver of any beach of this Agreement shall be held to be a waiver of any other or subsequent breach. All remedies afforded by this Agreement shall be construed as cumulative and in addition to every other remedy provided herein or by law.

16.07 Construction of Agreement. The parties hereto agree that each party and its counsel have negotiated and reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits hereto.

16.08 Schedule and Paragraph References. All schedules referred to in this Agreement are attached hereto (unless otherwise specified) and part hereof; and all references in this Agreement to particular paragraphs relate to paragraphs herein (unless otherwise specified).

16.09 Litigation. If any litigation including appellate proceedings arises out of or results from this Agreement or any related agreements, the party prevailing in such litigation shall be entitled to recover from the other party, the court costs and reasonable attorneys’ fees incurred by the prevailing party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BEO ITS, INC. (Seller)                               EARTH SCIENCE TECH, INC.

By: ________________________                                                                                   By: _______________________

Its: ________________________                                                                                   Its: _______________________

Print Name: _________________ Print Name: ________________

__________________________
Dr. Michel Aube, Seller

__________________________
Danny Germain, Seller